SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):  July 25, 2008

Merrill Auto Trust Securitization 2008-1 (Issuing Entity)
ML Asset Backed Corporation (Depositor)
(Exact name of registrant as specified in its charter)

Delaware	333-139130-02	26-6449846
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

250 Vesey Street – 12th Floor
  New York, New York                                                                                                                                         10800
  (Address of Principal                                                                                                                             (Zip Code)
   Executive Offices)

Registrant’s telephone number, including area code (212) 449-0336
______________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act  (17 CFR240.14a-12(b))

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.                                Financial Statements, Pro Forma Financial

Information and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)    Exhibits:

5.1      Legality Opinion of Sidley Austin llp.

8.1      Tax Opinion of Sidley Austin llp.

23.1     Consent of Sidley Austin llp (included in Exhibits 5.1 and 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ML ASSET BACKED CORPORATION

By:    /s/ Theodore F.  Breck
         Name:  Theodore F.  Breck
         Title:    Authorized Signatory

Dated:  July 25, 2008

Exhibit Index

Exhibit
No.                        Description of Exhibit

5.1      Legality Opinion of Sidley Austin llp.

8.1      Tax Opinion of Sidley Austin llp.

23.1     Consent of Sidley Austin llp (included in Exhibits 5.1 and 8.1).